Exhibit 32.2




     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of UMB Financial Corporation (the "Company") on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael D. Hagedorn, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

     Dated: March 15, 2006

     /s/ Michael D. Hagedorn
     -----------------------
     Michael D. Hagedorn
     Chief Financial Officer






A signed original of this written statement required by Section 906 has been provide to UMB Financial Corporation and will be retained by UMB Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.





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